                           SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              PFSB Bancorp, Inc.
                      ----------------------------------
               (Name of Registrant as Specified In Its Charter)

     --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)  Title of each class of securities to which transaction applies:  N/A

     2)  Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)  Proposed maximum aggregate value of transaction: N/A

     5)  Total fee paid: N/A


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A

     2)  Form, Schedule or Registration Statement No.: N/A

     3)  Filing Party: N/A

     4)  Date Filed:  N/A

                          Palmyra Savings Letterhead


Dear 401(k) Plan Participant:

     In connection with the Annual Meeting of Stockholders of PFSB Bancorp, Inc. (the "Company") which is the parent holding company for Palmyra Savings (the "Bank"), you may vote the shares of Company common stock ("Common Stock") held in the PFSB Bancorp, Inc. Stock Fund ("Employer Stock Fund") and credited to your account under the Palmyra Savings Employees' Savings and Profit Sharing Plan Trust ("401(k) Plan").

     On behalf of the Board of Directors, I am forwarding to you the attached blue vote authorization form, provided for the purpose of conveying your voting instructions to Bank of New York, an unrelated corporate trustee for the Employer Stock Fund (the "Employer Stock Fund Trustee"). The Employer Stock Fund Trustee will vote those shares of the Company's common stock held in the 401(k) Plan Trust. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on January 25, 2001 and a PFSB Bancorp, Inc. Annual Report to Stockholders.

     As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of Common
Stock credited to your account.   The Employer Stock Fund Trustee will vote all
shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

     At this time, in order to direct the voting of your shares of Common Stock held in the Employer Stock Fund, you must fill out and sign the enclosed blue vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope by January 18, 2001. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of the Company or the Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of PFSB Bancorp, Inc. Common Stock held in the Employer Stock Fund Trust.

                                    Sincerely,


                                    /s/ Ronald Nelson

                                    Ronald Nelson
                                    Corporate Secretary

Name:____________________
Shares:___________________

                            VOTE AUTHORIZATION FORM
                            -----------------------

     I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 25, 2001.

     Accordingly, the Employer Stock Fund Trustee is to vote my shares of Common Stock as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

          Robert M. Dearing   L. Edward Schaeffer

                                                   FOR ALL
          FOR            VOTE WITHHELD             EXCEPT
          ---            -------------             ------

          [_]                 [_]                    [_]


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.
________________________________________________________________________________
________________________________________________________________________________


     2. The ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2001.

          FOR                 AGAINST              ABSTAIN
          ---                 -------              -------

          [_]                 [_]                    [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The Employer Stock Fund Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.



          Date                                Signature


     Please date, sign and return this form in the enclosed postage-paid envelope no later than January 18, 2001.

                         [Palmyra Savings Letterhead]



Dear ESOP Participant:

     In connection with the Annual Meeting of Stockholders of PFSB Bancorp, Inc., the holding company for Palmyra Savings, you may direct the voting of the shares of PFSB Bancorp common stock held by the Palmyra Savings Employee Stock Ownership Plan ("ESOP") Trust allocated to your account in the ESOP.

     On behalf of the Board of Directors, I am forwarding to you a yellow vote authorization form provided for the purpose of conveying your voting instructions to the ESOP trustees. Also enclosed is a Notice and Proxy Statement for the PFSB Bancorp, Inc. Annual Meeting of Stockholders to be held on January 25, 2001 and PFSB Bancorp's Annual Report to Stockholders.

     As of December 1, 2000, the ESOP Trust held 44,720 shares of PFSB Bancorp common stock, 3,354 shares of which have been allocated to participants' accounts in the ESOP. The allocated shares will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP trustees. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP trustees, will be voted by the ESOP trustees in a manner calculated to most accurately reflect the instructions the ESOP Trustees have received from participants regarding the shares of common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

     In order to direct the voting of the shares of PFSB Bancorp common stock allocated to your account under the ESOP, please fill out and sign the yellow vote authorization form and return it in the enclosed postage-paid envelope no later than January 18, 2001. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of PFSB Bancorp
or the Bank.   The votes will be tallied by an independent third party.  The
ESOP trustees will use the voting results they receive to vote the shares of PFSB Bancorp common stock in the ESOP Trust.

                                    Sincerely,

                                    /s/ Ronald Nelson

                                    Ronald Nelson
                                    Corporate Secretary

Name:____________________
Shares:___________________


                            VOTE AUTHORIZATION FORM
                            -----------------------

     I, the undersigned, understand that the ESOP trustees are the holders of record and custodian of all shares of PFSB Bancorp, Inc. (the "Company") common stock attributable to me under the Palmyra Savings Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 25, 2001.

     Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

          Robert M. Dearing   L. Edward Schaeffer

                                                   FOR ALL
          FOR            VOTE WITHHELD             EXCEPT
          ---            -------------             ------

          [_]                 [_]                    [_]


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.
________________________________________________________________________________
________________________________________________________________________________


     2. The ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2001.

          FOR                 AGAINST              ABSTAIN
          ---                 -------              -------

          [_]                 [_]                    [_]

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The ESOP Trustees are hereby authorized to vote any shares attributable to me as indicated above. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals presented and FOR other matters as recommended by the Board of Directors.


          Date                                Signature

Please date, sign and return this form in the enclosed envelope no later than January 18, 2001.